Exhibit 99.2

KMG America Corporation (KMA)

Quarterly Financial Supplement

First Quarter 2007

This report is for information purposes only. It should be read in conjunction with other documents filed by KMG America with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and earnings press releases furnished on Form 8-K. The interim financial statements and related data included herein are unaudited. This report is dated May 7, 2007. Information contained in this report may not be accurate after such date. KMG America does not undertake a duty to update this information after such date.

KMG America Corporation
Quarterly Financial Supplement
First Quarter 2007

Table of Contents:		Page(s)

KMG America background		1

KMG America analyst coverage		2

Disclaimers		3

Statements of operations:
■	Total company results - quarterly	4
■	Total company results - year-to-date	5
■	Kanawha legacy results - quarterly	6
■	Kanawha legacy results - year-to-date	7
■	New large case activity results - quarterly	8
■	New large case activity results - year-to-date	9

Calculations of diluted shares outstanding		10

Share-based compensation detail		11

Normalization of statements of operations:
■	Summary of earnings results - quarterly	12
■	Summary of earnings results - year-to-date	13
■	Details of normalizing adjustments	14-16
■	Development of GAAP equity allocations for ROE calculations	17

Balance sheet		18

Segment results:
■	Segment results - quarterly	19-21
■	Segment results - year-to-date	22-24

Sales Results:
■	Sales results - quarterly	25
■	Sales results - year-to-date	26

List of footnote references		27

APPENDIX - Segment Pro Forma Results:
■	Rationale for pro forma segment analysis	28
■	Pro forma segment quarterly operating results	29-31
■	Reconciliation of pro forma operating income, consolidated statements of income and segment assets (unaudited)	32-33

KMG America Corporation
Quarterly Financial Supplement
First Quarter 2007

KMG America Background

KMG America is a holding company incorporated under the laws of Commonwealth of Virginia on January 21, 2004. KMG America commenced operations shortly before it completed its initial public offering of common stock on December 21, 2004, and its shares trade on the New York Stock Exchange under the symbol “KMA”. Concurrently with the completion of its initial public offering, KMG America completed its acquisition of Kanawha and its subsidiaries, which are KMG America’s primary operating subsidiaries and which underwrite and sell life and health insurance products. Kanawha, the primary operating subsidiary of KMG America, is licensed to issue life and accident and health insurance. Kanawha is domiciled in South Carolina. Kanawha has one wholly owned subsidiary, Kanawha HealthCare Solutions, Inc., a third-party administrator with operations in Lancaster and Greenville, South Carolina. The primary insurance products that we underwrite include: life insurance; disability insurance; dental insurance; indemnity health insurance; critical illness insurance and employer excess risk insurance. We ceased actively underwriting new long-term care insurance policies after December 31, 2005. We intend to retain and actively manage our existing block of in force long-term care policies. Our third-party administration and medical management businesses include a wide array of services with the primary emphasis on the offering of administrative service-only products. Historically, our sales have been primarily in the southeastern United States, predominantly in Florida, South Carolina and North Carolina, but are now expanding nationwide. Sales are made through an internal sales force, full-time agents, general agents and brokers. Under our current business strategy, we expect group lines of business to account for an increasing percentage of the Company’s premium revenues.

The operations of KMG America commenced shortly before the acquisition of Kanawha, which was funded by an initial public offering of KMG America common stock completed in December, 2004, in which 21.7 million shares were sold at $9.50 per share. The offering raised approximately $190 million after offering expenses were deducted. The $145 million purchase of Kanawha was financed with $130 million of cash and a $15 million subordinated 5 year note accruing interest at 5% per annum. Excess capital from the IPO has funded certain start-up costs, and will support future growth.

We have separated the financial performance of KMG America into two primary components: “Kanawha legacy activity” and “new large case activity”. This has been done to highlight the results of operations of, and trends in, the Kanawha business activity that existed prior to the acquisition (“Kanawha legacy activity”) from the financial performance related to transforming KMG America into a new public company with a new marketing focus (the financial results included in the “new large case activity” includes all public company costs, the cost of the new management team, and all incremental sales and underwriting costs and product revenues associated with sales generated by the new national sales organization).

For SEC reporting purposes KMG America is composed of five reporting segments:

1.

Worksite Insurance Business (includes both the new large case activity and the Kanawha legacy worksite business that prior to the acquisition by KMG America sold voluntary payroll-deduct products to smaller employers through specialized independent and career agents in the Southeast, primarily the Carolinas);

2.

Senior Market Insurance Business (includes long term care product sales sold primarily through a specialized independent sales force managed by a company-owned agency based in Fort Myers, Florida. The agency was sold in 2005, new sales of long term care policies were effectively discontinued, and the profitable book of long term care policies in-force is now effectively managed as a closed block);

3.	Acquired Business (includes various closed blocks of group and individual life and health policies Kanawha acquired from other insurance companies from the late 1980’s through the late 1990’s);

4.

Third Party Administration Business (includes revenues and costs associated with the unaffiliated clients of Kanawha Healthcare Solutions, an affiliated third party administrator focused primarily on employer self-funded medical plans); and

5.	Corporate and Other (includes unallocated expenses and investment income relating to both the new large case activity and the Kanawha legacy activity).

The executive office of KMG America is located in Minnetonka, Minnesota at 12600 Whitewater Drive, Suite 150, 55343. Kanawha Insurance Company is located in Lancaster, South Carolina at 210 South White Street, 29720. KMG America is a Virginia corporation, and Kanawha Insurance Company is domiciled in South Carolina. The stock of KMG America is publicly traded on the New York Stock Exchange under the symbol “KMA.”

KMG America Corporation
Quarterly Financial Supplement
First Quarter 2007

KMG America (KMA) Analyst Coverage Information

FIRM	ANALYST	PHONE NUMBER

Credit Suisse	Thomas Gallagher	212-538-2010
	Craig Siegenthaler	212-325-3104

Friedman Billings Ramsey	Randy Binner	703-312-1890

Piper Jaffray	Michael Grasher	312-920-2142

SunTrust Robinson Humphrey	David Lewis	404-926-5097

Investor inquiries may be directed to:

Scott H. DeLong, Chief Financial Officer	Tim Daniels, Vice President, Corporate Planning
Email: scott.delong@kmgamerica.com	Email: tim.daniels@kmgamerica.com
Voice: 952-930-4804	Voice: 952-930-4807
Fax: 952-930-4802	Fax: 952-930-4802

Note: This list is provided for informational purposes only. KMA does not endorse the analyses, conclusions, or recommendations contained in any report issued by these or any other analysts.

Statistical data will be available immediately after the release of earnings for each quarter through KMA’s company website http://www.kmgamerica.com. The statistical supplement can be accessed through the “Investor Relations” tab, “Financial Reports” tab, and can be located under the “Quarterly & Other Reports” section.

KMG America Corporation
Quarterly Financial Supplement
First Quarter 2007

DISCLAIMERS

NON-GAAP FINANCIAL MEASURES:

Operating Income - To supplement the financial statements presented on a GAAP basis, the Company reported operating income, which is a non-GAAP measure. Operating income is defined as net income excluding realized investment gains/losses (except for realized investment gains/losses that are directly offset by executive deferred compensation expense), net of income taxes. Management believes this non-GAAP measure provides investors, potential investors, securities analysts and others with useful additional information to evaluate the performance of the business, because it excludes items that management believes are not indicative of the operating results of the business. In addition, this non-GAAP measure is used by management to evaluate the operating performance of the Company. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income determined in accordance with GAAP.

Normalized Earnings – To supplement the financial statements presented on a GAAP basis, the Company reported “normalized” earnings, which is a non-GAAP measure. Normalized earnings are defined as operating income adjusted for timing differences and unusual and nonrecurring items, net of income taxes. Management believes this non-GAAP measure provides investors, potential investors, securities analysts and others with useful additional information to evaluate the performance of the business, because it excludes items that management believes are not indicative of the operating results of the business. In addition, this non-GAAP measure is used by management to evaluate the operating performance of the Company. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income determined in accordance with GAAP. We have placed this derivation for the current and most recent seven quarters on pages 12-16 in this statistical supplement. While this exercise requires management’s subjective judgment, the details are identified and described so the investors and analysts can form their own opinions.

A reconciliation of the non-GAAP financial measures contained in this statistical supplement to the most comparable GAAP measures appears in the attached tables.

FORWARD LOOKING INFORMATION:

This statistical supplement contains certain forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The accuracy of such statements is subject to a number of risks, uncertainties and assumptions that may cause the Company’s actual results to differ materially from those expressed in the forward-looking statements including, but not limited to: implementation of its business strategy; hiring and retaining key employees; predicting and managing claims and other costs; fluctuations in its investment portfolio; financial strength ratings of its insurance subsidiary; government regulations, policies and investigations affecting the insurance industry; competitive insurance products and pricing; reinsurance costs; fluctuations in demand for insurance products; possible recessionary trends in the U.S. economy; and other risks that are detailed from time to time in reports filed by the Company with the Securities and Exchange Commission. The Company assumes no obligation to publicly update or revise any forward-looking statements.

KMG America Corporation
Quarterly Financial Supplement
First Quarter 2007

Consolidated Statements of Income (unaudited)
(in thousands, except share data and percentages)

	TOTAL COMPANY

	Quarter Ended

Operating income (1):	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005

Insurance premiums, net of reinsurance	$39,916	$33,261	$34,235	$30,662	$29,811	$27,450	$26,423	$26,817
Net investment income	7,876	7,668	7,453	7,619	7,206	7,203	7,089	6,800
Commission and fee income	4,168	4,151	4,018	4,117	4,219	3,553	3,773	3,671
Gain on extinguishment of debt	—	1,021	—	—	—	—	—	—
Other income	1,059	1,267	1,275	923	986	898	1,200	978

Total revenues	53,019	47,368	46,981	43,321	42,222	39,104	38,485	38,266

Policyholder benefits	37,543	25,929	26,186	24,373	23,354	21,322	21,890	20,646
Insurance commissions, net of deferrals	4,152	3,574	3,246	2,924	2,981	2,353	2,239	2,377
Expenses, taxes, fees and depreciation, net of deferrals	13,607	14,085	12,578	13,274	12,852	12,530	12,058	13,103
Amortization of DAC and VOBA (2)	2,081	91	1,682	1,155	1,178	706	463	1,214

Total benefits and expenses	57,383	43,679	43,692	41,726	40,365	36,911	36,650	37,340

Operating income (loss) before income taxes	(4,364)	3,689	3,289	1,595	1,857	2,193	1,835	926
(Provision) for income taxes	(5,002)	(1,303)	(1,150)	(543)	(630)	(730)	(586)	(224)

Operating income (loss)	(9,366)	2,386	2,139	1,052	1,227	1,463	1,249	702

Items excluded from operating income:
Realized investment gains (losses)	(53)	1,115	7	(115)	211	34	278	19
Deferred compensation expense adjustment	(58)	(264)	(181)	61	(197)	(113)	(141)	—
Cumulative effect of accounting change	—	—	—	—	—	271	—	—

Total items excluded from operating income, before tax	(111)	851	(174)	(54)	14	192	137	19
Income taxes, not applicable to operating income	39	(298)	61	19	(5)	(67)	(48)	(7)

Total items excluded from operating income, after tax	(72)	553	(113)	(35)	9	125	89	12

Net income (loss)	$(9,438)	$2,939	$2,026	$1,017	$1,236	$1,588	$1,338	$714

Earnings per share - fully diluted:
- Net income	$(0.42)	$0.13	$0.09	$0.05	$0.06	$0.07	$0.06	$0.03
- Operating income	$(0.42)	$0.11	$0.10	$0.05	$0.06	$0.07	$0.06	$0.03

Annual return on average equity (operating income basis)	(19.3)%	4.8%	4.4%	2.2%	2.5%	3.1%	2.6%	1.5%

Weighted-average shares outstanding - diluted:	22,258	22,213	22,208	22,218	22,138	22,110	22,094	22,072
Effective tax rate	(110.9)%	35.3%	34.9%	34.0%	33.9%	33.4%	32.2%	24.4%
Benefit ratio (3)	94.1%	78.0%	76.5%	79.5%	78.3%	77.7%	82.8%	77.0%
Expense ratio (4)	45.0%	47.4%	45.8%	49.9%	50.0%	50.3%	48.9%	54.8%
Average portfolio yield (5)	5.16%	5.20%	5.11%	5.25%	4.95%	4.88%	4.81%	4.69%
Average invested assets	$560,301	$551,464	$544,679	$532,746	$519,669	$495,358	$482,435	$485,978
Average cash/equivalents & short term assets (6)	50,356	37,946	38,813	47,363	62,679	95,232	107,271	94,583

Total average cash and invested assets	$610,657	$589,409	$583,492	$580,109	$582,348	$590,591	$589,707	$580,562

Refer to page 27 for footnote descriptions

KMG America Corporation
Quarterly Financial Supplement
First Quarter 2007

Consolidated Statements of Income (unaudited)
(in thousands, except share data and percentages)

	TOTAL COMPANY

	Year-to-Date

Operating income (1):	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005

Insurance premiums, net of reinsurance	$39,916	$127,969	$94,708	$60,473	$29,811	$106,888	$79,438	$53,015
Net investment income	7,876	29,946	22,278	14,825	7,206	27,745	20,542	13,453
Commission and fee income	4,168	16,505	12,354	8,336	4,219	14,565	11,012	7,239
Gain on extinguishment of debt	—	1,021	—	—	—	—	—	—
Other income	1,059	4,451	3,184	1,909	986	3,868	2,970	1,770

Total revenues	53,019	179,892	132,524	85,543	42,222	153,066	113,962	75,477

Policyholder benefits	37,543	99,842	73,913	47,727	23,354	84,288	62,966	41,076
Insurance commissions, net of deferrals	4,152	12,725	9,151	5,905	2,981	9,635	7,282	5,043
Expenses, taxes, fees and depreciation, net of deferrals	13,607	52,789	38,704	26,126	12,852	49,167	36,637	24,579
Amortization of DAC and VOBA (2)	2,081	4,106	4,015	2,333	1,178	3,468	2,762	2,299

Total benefits and expenses	57,383	169,462	125,783	82,091	40,365	146,558	109,647	72,997

Operating income (loss) before income taxes	(4,364)	10,430	6,741	3,452	1,857	6,508	4,315	2,480
(Provision) for income taxes	(5,002)	(3,625)	(2,323)	(1,173)	(630)	(2,092)	(1,362)	(776)

Operating income (loss)	(9,366)	6,805	4,418	2,279	1,227	4,416	2,953	1,704

Items excluded from operating income:
Realized investment gains (losses)	(53)	1,218	103	96	211	358	324	46
Deferred compensation expense adjustment	(58)	(581)	(317)	(136)	(197)	(254)	(141)	—

Total items excluded from operating income, before tax	(111)	637	(214)	(40)	14	104	183	46
Income taxes, not applicable to operating income	39	(223)	75	14	(5)	(36)	(64)	(16)
Cumulative effect of accounting change, net of tax	—	—	—	—	—	176	—	—

Total items excluded from operating income, after tax	(72)	414	(139)	(26)	9	244	119	30

Net income (loss)	$(9,438)	$7,219	$4,279	$2,253	$1,236	$4,660	$3,072	$1,734

Earnings per share - fully diluted:
- Net income	$(0.42)	$0.33	$0.19	$0.10	$0.06	$0.21	$0.14	$0.08
- Operating income	$(0.42)	$0.31	$0.20	$0.10	$0.06	$0.20	$0.13	$0.08

Annual return on average equity (operating income basis)	(19.3)%	3.5%	3.0%	2.4%	2.5%	2.3%	2.1%	1.8%

Weighted-average shares outstanding - diluted:	22,258	22,202	22,199	22,197	22,138	22,091	22,084	22,106

Effective tax rate	(110.9)%	34.8%	34.4%	34.0%	33.9%	32.2%	31.7%	31.4%

Benefit ratio (3)	94.1%	78.0%	78.0%	78.9%	78.3%	78.9%	79.3%	77.5%

Expense ratio (4)	45.0%	48.2%	48.4%	49.9%	50.0%	51.3%	51.6%	53.0%

Average portfolio yield (5)	5.16%	5.12%	5.10%	5.10%	4.95%	4.75%	4.69%	4.64%

Average invested assets	$560,301	$536,132	$532,174	$525,911	$519,669	$484,763	$477,893	$477,699
Average cash/equivalents & short term assets (6)	50,356	48,390	50,746	55,353	62,679	99,406	106,424	102,189

Total average cash and invested assets	$610,657	$584,522	$582,920	$581,264	$582,348	$584,169	$584,318	$579,888

Refer to page 27 for footnote descriptions

KMG America Corporation
Quarterly Financial Supplement
First Quarter 2007

Consolidated Statements of Income (unaudited)
(in thousands, except share data and percentages)

	KANAWHA LEGACY ACTIVITY

	Quarter Ended

Operating income (1):	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005

Insurance premiums, net of reinsurance	$24,067	$24,448	$24,401	$25,495	$25,276	$25,626	$25,414	$26,721
Net investment income	7,876	7,668	7,453	7,619	7,206	7,203	7,089	6,800
Commission and fee income	4,168	4,151	4,018	4,117	4,219	3,553	3,773	3,671
Gain on extinguishment of debt	—	—	—	—	—	—	—	—
Other income	951	1,058	1,275	923	986	898	1,200	978

Total revenues	37,062	37,325	37,147	38,154	37,687	37,280	37,476	38,170

Policyholder benefits	20,170	17,592	18,382	20,960	20,282	20,185	21,267	20,576
Insurance commissions, net of deferrals	2,512	2,311	2,293	2,215	2,342	2,171	2,136	2,363
Expenses, taxes, fees and depreciation, net of deferrals	8,747	8,763	8,518	8,570	8,598	8,672	8,509	9,076
Amortization of DAC and VOBA (2)	1,480	(200)	1,352	961	984	641	342	1,214

Total benefits and expenses	32,909	28,466	30,545	32,706	32,206	31,669	32,254	33,229

Operating income before income taxes	4,153	8,859	6,602	5,448	5,481	5,611	5,222	4,941
(Provision) for income taxes	(1,439)	(3,112)	(2,309)	(1,891)	(1,899)	(1,926)	(1,772)	(1,630)

Operating income	$2,714	$5,747	$4,293	$3,557	$3,583	$3,685	$3,451	$3,311

Operating earnings per share - fully diluted:	$0.12	$0.26	$0.19	$0.16	$0.16	$0.17	$0.16	$0.15

Annual return on average equity (operating income basis)	5.8%	12.6%	9.7%	8.2%	8.4%	8.9%	8.5%	8.3%

Weighted-average shares outstanding - diluted:	22,258	22,213	22,208	22,218	22,138	22,110	22,094	22,072

Effective tax rate	34.6%	35.1%	35.0%	34.7%	34.6%	34.3%	33.9%	33.0%

Benefit ratio (3)	83.8%	72.0%	75.3%	82.2%	80.2%	78.8%	83.7%	77.0%

Expense ratio (4)	45.0%	38.0%	42.8%	39.7%	40.4%	39.4%	37.6%	41.6%

Refer to page 27 for footnote descriptions

KMG America Corporation
Quarterly Financial Supplement
First Quarter 2007

Consolidated Statements of Income (unaudited)
(in thousands, except share data and percentages)

	KANAWHA LEGACY ACTIVITY

	Year-to-Date

Operating income (1):	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005

Insurance premiums, net of reinsurance	$24,067	$99,620	$75,172	$50,771	$25,276	$103,959	$78,333	$52,919
Net investment income	7,876	29,946	22,278	14,825	7,206	27,745	20,542	13,453
Commission and fee income	4,168	16,505	12,354	8,336	4,219	14,565	11,012	7,239
Gain on extinguishment of debt	—	—	—	—	—	—	—	—
Other income	951	4,242	3,184	1,909	986	3,868	2,970	1,770

Total revenues	37,062	150,313	112,988	75,841	37,687	150,137	112,857	75,381

Policyholder benefits	20,170	77,216	59,624	41,242	20,282	82,458	62,273	41,006
Insurance commissions, net of deferrals	2,512	9,161	6,850	4,557	2,342	9,336	7,165	5,029
Expenses, taxes, fees and depreciation, net of deferrals	8,747	34,449	25,686	17,168	8,598	35,287	26,615	18,106
Amortization of DAC and VOBA (2)	1,480	3,097	3,297	1,945	984	3,282	2,641	2,299

Total benefits and expenses	32,909	123,923	95,457	64,912	32,206	130,363	98,694	66,440

Operating income before income taxes	4,153	26,390	17,531	10,929	5,481	19,774	14,163	8,941
(Provision) for income taxes	(1,439)	(9,211)	(6,099)	(3,790)	(1,899)	(6,735)	(4,809)	(3,037)

Operating income	$2,714	$17,179	$11,432	$7,139	$3,583	$13,039	$9,354	$5,904

Operating earnings per share - fully diluted:	$0.12	$0.77	$0.51	$0.32	$0.16	$0.59	$0.42	$0.27

Annual return on average equity (operating income basis)	5.8%	9.7%	8.8%	8.3%	8.4%	8.1%	7.8%	7.5%

Weighted-average shares outstanding - diluted:	22,258	22,202	22,199	22,197	22,138	22,091	22,084	22,106

Effective tax rate	34.6%	34.9%	34.8%	34.7%	34.6%	34.1%	34.0%	34.0%

Benefit ratio (3)	83.8%	77.5%	79.3%	81.2%	80.2%	79.3%	79.5%	77.5%

Expense ratio (4)	45.0%	40.2%	40.9%	40.0%	40.4%	40.4%	40.8%	42.3%

Refer to page 27 for footnote descriptions

KMG America Corporation
Quarterly Financial Supplement
First Quarter 2007

Consolidated Statements of Income - unaudited
(in thousands, except share data and percentages)

	NEW LARGE CASE ACTIVITY

	Quarter Ended

Operating income (1):	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005

Insurance premiums, net of reinsurance	$15,849	$8,813	$9,834	$5,167	$4,535	$1,824	$1,009	$96
Net investment income	—	—	—	—	—	—	—	—
Commission and fee income	—	—	—	—	—	—	—	—
Gain on extinguishment of debt	—	1,021	—	—	—	—	—	—
Other income	108	209	—	—	—	—	—	—

Total revenues	15,957	10,043	9,834	5,167	4,535	1,824	1,009	96

Policyholder benefits	17,373	8,337	7,804	3,413	3,072	1,137	623	70
Insurance commissions, net of deferrals	1,640	1,263	953	709	639	182	103	14
Expenses, taxes, fees and depreciation	4,860	5,322	4,060	4,704	4,254	3,858	3,549	4,027
Amortization of DAC and VOBA (2)	601	291	330	194	194	65	121	—

Total benefits and expenses	24,474	15,213	13,147	9,020	8,159	5,242	4,396	4,111

Income (loss) before income taxes	(8,517)	(5,170)	(3,313)	(3,853)	(3,624)	(3,418)	(3,387)	(4,015)
(Provision) for income taxes	(3,563)	1,810	1,160	1,349	1,268	1,196	1,185	1,405

Operating income (loss)	$(12,080)	$(3,361)	$(2,153)	$(2,504)	$(2,356)	$(2,222)	$(2,202)	$(2,610)

Operating income (loss) per share - diluted	$(0.54)	$(0.15)	$(0.09)	$(0.11)	$(0.10)	$(0.10)	$(0.10)	$(0.12)

Weighted-average shares outstanding:	22,258	22,213	22,208	22,218	22,138	22,110	22,094	22,072

Effective tax rate	(41.8)%	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%

Benefit ratio (3)	109.6%	94.6%	79.4%	66.1%	67.7%	62.3%	61.7%	72.9%

Expense ratio (4)	44.8%	78.0%	54.3%	108.5%	112.2%	225.1%	373.9%	NA

Refer to page 27 for footnote descriptions

KMG America Corporation
Quarterly Financial Supplement
First Quarter 2007

Consolidated Statements of Income - unaudited
(in thousands, except share data and percentages)

	NEW LARGE CASE ACTIVITY

	Year-to-Date

Operating income (1):	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005

Insurance premiums, net of reinsurance	$15,849	$28,349	$19,536	$9,702	$4,535	$2,929	$1,105	$96
Net investment income	—	—	—	—	—	—	—	—
Commission and fee income	—	—	—	—	—	—	—	—
Gain on extinguishment of debt	—	1,021	—	—	—	—	—	—
Other income	108	209	—	—	—	—	—	—

Total revenues	15,957	29,579	19,536	9,702	4,535	2,929	1,105	96

Policyholder benefits	17,373	22,626	14,289	6,485	3,072	1,830	693	70
Insurance commissions, net of deferrals	1,640	3,564	2,301	1,348	639	299	117	14
Expenses, taxes, fees and depreciation	4,860	18,340	13,018	8,958	4,254	13,880	10,022	6,473
Amortization of DAC and VOBA (2)	601	1,009	718	388	194	186	121	—

Total benefits and expenses	24,474	45,539	30,326	17,179	8,159	16,195	10,953	6,557

Income (loss) before income taxes	(8,517)	(15,960)	(10,790)	(7,477)	(3,624)	(13,266)	(9,848)	(6,461)
(Provision) for income taxes	(3,563)	5,586	3,777	2,617	1,268	4,643	3,447	2,261

Operating income (loss)	$(12,080)	$(10,374)	$(7,014)	$(4,860)	$(2,356)	$(8,623)	$(6,401)	$(4,200)

Operating income (loss) per share - diluted	$(0.54)	$(0.47)	$(0.31)	$(0.22)	$(0.10)	$(0.39)	$(0.29)	$(0.19)

Weighted-average shares outstanding:	22,258	22,202	22,199	22,197	22,138	22,091	22,084	22,106

Effective tax rate	(41.8)%	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%

Benefit ratio (3)	109.6%	79.8%	73.1%	66.8%	67.7%	62.5%	62.7%	72.9%

Expense ratio (4)	44.8%	80.8%	82.1%	110.2%	112.2%	490.4%	928.5%	NA

Refer to page 27 for footnote descriptions

KMG America Corporation
Quarterly Financial Supplement
First Quarter 2007

CALCULATIONS OF DILUTED SHARES OUTSTANDING
(shares in actual amounts)

	Period Ended

	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005

Ending shares:
Common shares outstanding - basic	22,213,685	22,211,589	22,209,093	22,206,703	22,200,828	22,125,998	22,105,775	22,071,641
Incremental shares to compute diluted	—	87,520	—	33,818	2,073	4,628	—	33,026

Common shares outstanding - diluted	22,213,685	22,299,109	22,209,093	22,240,521	22,202,901	22,130,626	22,105,775	22,104,667

Weighted average shares - year-to-date:
Common shares outstanding - basic	22,211,761	22,187,830	22,180,730	22,167,545	22,133,240	22,085,585	22,077,950	22,071,641
Incremental shares to compute diluted	46,338	13,901	17,978	29,704	4,838	5,359	5,724	34,778

Common shares outstanding - diluted	22,258,099	22,201,731	22,198,708	22,197,249	22,138,078	22,090,944	22,083,674	22,106,419

Weighted average shares - quarter only:
Common shares outstanding - basic	22,211,761	22,209,016	22,206,893	22,201,305	22,133,240	22,108,489	22,090,273	22,071,641
Incremental shares to compute diluted	46,338	4,241	1,088	16,330	4,838	1,819	3,581	—

Common shares outstanding - diluted	22,258,099	22,213,257	22,207,981	22,217,635	22,138,078	22,110,308	22,093,854	22,071,641

KMG America Corporation
Quarterly Financial Supplement
First Quarter 2007

SHARE BASED COMPENSATION DETAIL
(all amounts in actual dollars)

	Period Ended

	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005

STOCK OPTION DETAILS:

Option shares outstanding (end of period)	1,892,675	1,913,425	1,787,175	1,759,425	1,415,750	1,413,750	1,446,250	1,402,750	1,370,250

Average exercise price	$9.16	$9.16	$9.17	$9.20	$9.47	$9.47	$9.48	$9.52	$9.52

COMMON STOCK GRANT DETAILS:

Common stock grants outstanding (end of period)	142,044	139,948	137,452	135,062	129,187	54,357	34,134	$–	$–

Average grant price	$8.33	$8.32	$8.31	$8.33	$8.34	$8.86	$8.83	$–	$–

SHARE BASED COMPENSATION EXPENSE:

Quarter only	$376,678	$379,014	$371,855	$324,062	$303,951	$20,401	$10,375	$–	$–

Year-to-date	$376,678	$1,378,882	$999,868	$628,013	$303,951	$30,776	$10,375	$–	$–

KMG America Corporation
Quarterly Financial Supplement
First Quarter 2007

Reclassification of quarterly operating earnings results to normalize for timing differences and unusual and temporary items
(in thousands, except per share data and percentages)

KMG - TOTAL COMPANY:

	Quarter Ended

Reported:	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005

Operating income	$(9,366)	$2,386	$2,139	$1,052	$1,227	$1,463	$1,249	$702
EPS - fully diluted	$(0.42)	$0.11	$0.10	$0.05	$0.06	$0.07	$0.06	$0.03
Annualized ROE *	-19.3%	4.8%	4.4%	2.2%	2.5%	3.1%	2.6%	1.5%
Normalized operating earnings adjustments, after tax **	$9,073	$(363)	$(497)	$(450)	$(79)	$189	$156	$758

Normalized Adjusted Baseline
Operating income	$(293)	$2,023	$1,643	$602	$1,148	$1,653	$1,405	$1,460
EPS - fully diluted	$(0.01)	$0.09	$0.07	$0.03	$0.05	$0.07	$0.06	$0.07
Annualized ROE *	-0.6%	4.1%	3.3%	1.2%	2.4%	3.4%	3.0%	3.1%

KANAWHA LEGACY ACTIVITY:

	Quarter Ended

Reported:	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005

Operating income	$2,714	$5,747	$4,293	$3,557	$3,583	$3,685	$3,451	$3,311
EPS	$0.12	$0.26	$0.19	$0.16	$0.16	$0.17	$0.16	$0.15
Annualized ROE *	5.8%	12.6%	9.7%	8.2%	8.4%	8.9%	8.5%	8.3%
Normalized operating earnings adjustments, after tax **	$(91)	$(714)	$(91)	$145	$586	$(50)	$(174)	$91

Normalized Adjusted Baseline
Operating income	$2,623	$5,032	$4,202	$3,702	$4,169	$3,635	$3,276	$3,402
EPS - fully diluted	$0.12	$0.23	$0.19	$0.17	$0.19	$0.16	$0.15	$0.15
Annualized ROE *	5.6%	11.0%	9.5%	8.5%	9.8%	8.7%	8.1%	8.5%

NEW LARGE CASE ACTIVITY:

	Quarter Ended

Reported:	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005

Operating income	$(12,080)	$(3,361)	$(2,153)	$(2,504)	$(2,356)	$(2,222)	$(2,202)	$(2,610)
EPS - fully diluted	$(0.54)	$(0.15)	$(0.09)	$(0.11)	$(0.10)	$(0.10)	$(0.10)	$(0.12)
Normalized operating earnings adjustments, after tax **	$9,164	$351	$(406)	$(595)	$(665)	$239	$331	$668

Normalized Adjusted Baseline
Operating income	$(2,916)	$(3,009)	$(2,559)	$(3,100)	$(3,021)	$(1,982)	$(1,871)	$(1,942)
EPS - fully diluted	$(0.13)	$(0.14)	$(0.12)	$(0.14)	$(0.14)	$(0.09)	$(0.08)	$(0.09)

*	See page 17 for GAAP equity roll forward and allocation between Kanawha Legacy and New Large Case Activity

**	See page 14-16 for detailed description of unusual items

KMG America Corporation
Quarterly Financial Supplement
First Quarter 2007

Reclassification of year-to-date operating earnings results to normalize for timing differences and unusual and temporary items
(in thousands, except per share data and percentages)

KMG - TOTAL COMPANY:

	Year-to-Date

Reported:	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005

Operating income	$(9,366)	$6,805	$4,418	$2,279	$1,227	$4,416	$2,953	$1,704
EPS - fully diluted	$(0.42)	$0.31	$0.20	$0.10	$0.06	$0.20	$0.13	$0.08
Annualized ROE *	-19.3%	3.5%	3.0%	2.4%	2.5%	2.3%	2.1%	1.8%
Normalized operating earnings adjustments, after tax **	$9,073	$(1,389)	$(1,026)	$(529)	$(79)	$1,456	$1,217	$887

Normalized Adjusted Baseline
Operating income	$(293)	$5,416	$3,393	$1,750	$1,148	$5,873	$4,170	$2,591
EPS - fully diluted	$(0.01)	$0.24	$0.15	$0.08	$0.05	$0.27	$0.19	$0.12
Annualized ROE *	-0.6%	2.8%	2.3%	1.8%	2.4%	3.1%	2.9%	2.7%

KANAWHA LEGACY ACTIVITY:

	Year-to-Date

Reported:	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005

Operating income	$2,714	$17,179	$11,432	$7,139	$3,583	$13,039	$9,354	$5,904
EPS - fully diluted	$0.12	$0.77	$0.51	$0.32	$0.16	$0.59	$0.42	$0.27
Annualized ROE *	5.8%	9.6%	8.8%	8.3%	8.4%	8.1%	7.8%	7.5%
Normalized operating earnings adjustments, after tax **	$(91)	$(74)	$640	$731	$586	$—	$—	$—

Normalized Adjusted Baseline
Operating income	$2,623	$17,105	$12,072	$7,870	$4,169	$13,039	$9,354	$5,904
EPS - fully diluted	$0.12	$0.77	$0.54	$0.35	$0.19	$0.59	$0.42	$0.27
Annualized ROE *	5.6%	9.6%	9.3%	9.2%	9.8%	8.1%	7.8%	7.5%

NEW LARGE CASE ACTIVITY:

	Year-to-Date

Reported:	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005

Operating income	$(12,080)	$(10,374)	$(7,014)	$(4,860)	$(2,356)	$(8,623)	$(6,401)	$(4,200)
EPS - fully diluted	$(0.54)	$(0.47)	$(0.31)	$(0.22)	$(0.10)	$(0.39)	$(0.29)	$(0.19)
Normalized operating earnings adjustments, after tax **	$9,164	$(1,315)	$(1,666)	$(1,260)	$(665)	$1,456	$1,217	$887

Normalized Adjusted Baseline
Operating income	$(2,916)	$(11,689)	$(8,679)	$(6,120)	$(3,021)	$(7,167)	$(5,184)	$(3,313)
EPS - fully diluted	$(0.13)	$(0.53)	$(0.39)	$(0.28)	$(0.14)	$(0.32)	$(0.23)	$(0.15)

*	See page 17 for GAAP equity roll forward and allocation between Kanawha Legacy and New Large Case Activity

**	See page 14-16 for detailed description of unusual items

KMG America Corporation
Quarterly Financial Supplement
First Quarter 2007

DETAILS ON NORMALIZING OPERATING EARNINGS ADJUSTMENTS
($ in thousands)

		Quarter Ended

		3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005

Normalization for unusual items (after tax):	Segment Reported
Premium refund (a)	Legacy - worksite	$—	$—	$(211)	$—	$211	$—	$—	$—
Reserve mismatch (b)	Legacy - worksite	—	—	—	(176)	176	—	—	—
Indemnification of items related to initial VOBA (c)	Legacy - corporate	—	—	(196)	—	—	—	—	—
Dynamic VOBA adjustment (d)	Legacy - all except Corp.	(91)	(485)	240	245	123	(50)	(174)	91
LTC reserves (e)	Legacy - senior	—	(229)	76	76	76	—	—	—

Subtotal Kanawha legacy adjustments		(91)	(714)	(91)	145	586	(50)	(174)	91

Excess stop loss claims (f)	Large case - worksite	2,399	400	(362)	(986)	(942)	(305)	(210)	8
Discount on subordinated note payoff (g)	Large case - corporate	—	(581)	83	83	83	83	83	83
Valuation tax allowance for deferred tax asset (h)	Large case - corporate	6,544	—	—	—	—	—	—	—
Miscellaneous expenses (i)	Large case - worksite	—	180	(60)	(60)	(60)	—	—	—
Short-term initial expenses (j)	Large case - corporate	222	352	(66)	368	254	461	458	577

Subtotal new large case activity adjustments		9,164	351	(406)	(595)	(665)	239	331	668

Total quarterly normalization adjustments, after-tax		$9,073	$(363)	$(497)	$(450)	$(79)	$189	$156	$758

Year-to-date summary of normalized adjustments, after-tax
Kanawha legacy adjustments		$(91)	$(74)	$640	$731	$586	$—	$—	$—
New large case activity adjustments		9,164	(1,315)	(1,666)	(1,260)	(665)	1,456	1,217	887

Total year-to-date normalization adjustments, after-tax		$9,073	$(1,389)	$(1,026)	$(529)	$(79)	$1,456	$1,217	$887

See pages 15-16 for description of each adjustment.

KMG America Corporation
Quarterly Financial Supplement
First Quarter 2007

DETAILS ON NORMALIZING OPERATING EARNINGS ADJUSTMENTS (continued)

Description of adjustments:

a.

Premium refund – represents a pre-tax charge of $325,000 for a one-time premium refund in the first quarter of 2006 resulting from a mass cancellation of an older Kanawha policy form in the state of Georgia. An offsetting credit was recognized in the third quarter of 2006 as a result of an indemnification from the previous shareholders of Kanawha.

b.

Reserve mismatch – relates to a $271,000 pre-tax charge in the first quarter of 2006 resulting from a mismatch of life insurance endowment benefits paid in cash and associated release of policy reserves. The related policy reserve release occurred in the second quarter of 2006.

c.

Indemnification of items related to initial VOBA – the indemnification from the previous shareholders of Kanawha recognized in the third quarter of 2006 included an additional $302,000 pre-tax benefit related to items that were booked during 2005 as adjustments to the opening value of business acquired (“VOBA”) asset as of December 31, 2004. As a result, the adjustments in 2005 did not directly relate to any reporting period in 2005.

d.

Dynamic VOBA Adjustment – VOBA amortization includes a “dynamic” adjustment each quarter that reflects the impact of actual versus expected premium persistency, thereby introducing volatility into the quarterly results. In order to smooth this volatility, the quarterly dynamic adjustment has been identified and spread back to the previous 4 quarters for purposes of presenting normalized earnings. See page 16 for further details.

e.

LTC reserves – the Company refined it’s methodology for factor-based reserving for its block of LTC insurance policies resulting in a year-to-date catch up in the fourth quarter of 2006 of $470,000 that was spread back equally over the previous three quarters.

f.

Excess stop loss claims – the Company recognized increased claims in excess of pricing of $3.7 million in the first quarter of 2007, $2.2 million in the fourth quarter of 2006 and $850,000 in the third quarter of 2006. Since these increased claims relate to prior reported earned premium, these excess claims have been spread back to earlier quarters to better align with the premium recognition of those same cases in the periods earned. The Company has decided to increase loss reserve assumptions prospectively on all reported premiums subsequent to January 1, 2007 to mitigate future volatility in this book of business. No normalization has been made for this change. See page 16 for further details.

g.

Discount on subordinated note payoff – the Company retired the $15 million subordinated note in the fourth quarter of 2006 and replaced it with bank debt. The Company incurred a pretax gain of $1,021,000 on the retirement of the subordinated note that it spread back to the periods over which it was due.

h.	Valuation allowance on deferred tax asset – the Company established a valuation allowance against the portion of the deferred tax asset related to the holding company of $6.5 million.

i.

Miscellaneous expenses – the Company incurred additional expense accruals in the fourth quarter of 2006 of $370,000 before taxes related to bonus accruals payable to sales reps and producers that were earned over the course of the year.

j.

Short-term initial expenses – the Company has incurred certain start-up expenses for compliance with federal securities laws in the first two years, and ING litigation defense costs that are material but temporary in nature. “Normalizing” entries have been made in all periods that have the effect of offsetting these temporary initial expenses. Because the Company received reimbursement of $474,000 before taxes under its D&O insurance coverage in the third quarter of 2006 for its legal expenses incurred in current and prior periods related to the ING litigation, the normalizing adjustment in the third quarter was a reduction in earnings as reported. The adjustment for federal securities law compliance expenses relates to costs the Company incurred in 2005 and 2006 in excess of its estimate of $600,000 of annualized ongoing costs for compliance in 2007 and in future periods when such costs are expected to stabilize.

KMG America Corporation
Quarterly Financial Supplement
First Quarter 2007

DETAILS ON NORMALIZING OPERATING EARNINGS ADJUSTMENTS (continued)

Calendarization details for stop loss excess claims and dynamic VOBA adjustments
($ in thousands)

		Quarter Ended

Stop loss “excess” claims	Total Excess	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005

2Q05	$25	$—	$—	$—	$—	$6	$6	$6	$6
3Q05	(1,404)	—	—	—	(351)	(351)	(351)	(351)	—
4Q05	(758)	—	—	(189)	(189)	(189)	(189)	—	—
1Q06	(4,065)	—	(1,016)	(1,016)	(1,016)	(1,016)	—	—	—
2Q06	(168)	—	(56)	(56)	(56)	—	—	—	—
3Q06	(451)	—	(226)	(226)	—	—	—	—	—
4Q06	(292)	—	(292)	—	—	—	—	—	—
Aggregate gains	404	—	36	80	96	101	66	21	6

Subtotal “incurred”	(6,709)	—	(1,554)	(1,407)	(1,517)	(1,449)	(469)	(324)	12
Actual stop loss “excess” claims booked		(3,690)	(2,169)	(850)	—	—	—	—	—

Adjustment to reported (pretax)		3,690	615	(557)	(1,517)	(1,449)	(469)	(324)	12
Adjustment to reported (aftertax)		$2,399	$400	$(362)	$(986)	$(942)	$(305)	$(210)	$8

		Quarter Ended

Dynamic VOBA adjustments	Adjustment	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005

3Q05	$383	$—	$—	$—	$—	$—	$—	$128	$128
4Q05	118	—	—	—	—	—	30	30	30
1Q06	(70)	—	—	—	—	(18)	(18)	(18)	(18)
2Q06	(98)	—	—	—	(24)	(24)	(24)	(24)	—
3Q06	216	—	—	54	54	54	54	—	—
4Q06	459	—	115	115	115	115	—	—	—
1Q07	187	47	47	47	47	—	—	—	—

Subtotal “incurred”	1,194	47	161	215	191	126	41	115	140
Actual dynamic VOBA adjustments reported	1,194	187	908	(154)	(186)	(63)	118	383	—

Adjustment to reported (pretax)		(140)	(746)	369	376	189	(77)	(268)	140
Adjustment to reported (aftertax)		$(91)	$(485)	$240	$245	$123	$(50)	$(174)	$91

KMG America Corporation
Quarterly Financial Supplement
First Quarter 2007

Development of GAAP Equity for ROE Calculations
($ in thousands)

	Quarter Ended

KMG - total company	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005

KMG reported net income - quarter only	$(9,438)	$2,939	$2,026	$1,017	$1,236	$1,588	$1,338	$714	$1,020
Reported GAAP equity	183,478	192,052	189,967	176,352	181,083	187,483	187,774	194,411	184,440
Excluding FAS 115 g/(l) ***	(6,565)	(7,053)	(7,790)	(19,008)	(12,935)	(4,995)	(3,096)	4,889	(4,368)

GAAP equity excluding FAS 115 - ending ***	190,043	199,105	197,757	195,360	194,018	192,478	190,870	189,522	188,808
GAAP equity excluding FAS 115 - average quarter only ***	194,574	198,431	196,558	194,689	193,248	191,674	190,196	189,165	188,298
GAAP equity excluding FAS 115 - year-to-date ***	194,574	195,744	194,903	193,952	193,248	189,893	189,247	188,706	188,298

Kanawha legacy activity:
Net income - quarter only *	$2,655	$6,300	$4,180	$3,521	$3,592	$3,810	$3,540	$3,324	$2,610
Attributed GAAP equity **	188,531	185,876	179,576	175,396	171,875	168,283	164,473	160,934	157,610
Attributed GAAP equity - average quarter only	187,203	182,726	177,486	173,635	170,079	166,378	162,704	159,272	156,305
Attributed GAAP equity - year-to-date	187,203	176,201	173,782	171,851	170,079	161,260	159,504	157,848	156,305

New large case activity:
GAAP equity excluding FAS 115 - ending ***	$190,043	$199,105	$197,757	$195,360	$194,018	$192,478	$190,870	$189,522	$188,808
Less GAAP equity attributed to Kanawha legacy	(188,531)	(185,876)	(179,576)	(175,396)	(171,875)	(168,283)	(164,473)	(160,934)	(157,610)

Equals GAAP equity attributed to new large case activity	1,512	13,229	18,181	19,964	22,144	24,195	26,397	28,588	31,198
Attributed GAAP equity - average quarter only	7,371	15,705	19,072	21,054	23,169	25,296	27,492	29,893	31,993
Attributed GAAP equity - year-to-date	7,371	19,543	21,121	22,101	23,169	28,633	29,743	30,858	31,993

* Development of Kanawha legacy net income for equity roll-forward
KMG reported net income	$(9,438)	$2,939	$2,026	$1,017	$1,236	$1,588	$1,338	$714	$1,020
Less Large case new activity operating income	(12,093)	(3,361)	(2,153)	(2,504)	(2,356)	(2,222)	(2,202)	(2,610)	(1,590)

Kanawha legacy net income (retained earnings)	$2,655	$6,300	$4,180	$3,521	$3,592	$3,810	$3,540	$3,324	$2,610

** Allocation of initial GAAP equity attributed to the Kanawha legacy business is estimated at $155 million, consisting of the purchase price of $145 million plus the initial $10 million infusion into Kanawha insurance company to maintain statutory surplus. The equity balances going forward take into account the retained earnings reported by the Kanawha legacy business. The difference between total KMG reported GAAP equity (net of FAS 115 gains/losses) and GAAP equity attributed to Kanawha legacy activity is attributed to the new large case activity.

*** FAS 115 reflects the mark-to-market adjustment for available-for-sale securities that are included in other comprehensive income but are excluded from GAAP equity above.

KMG America Corporation
Quarterly Financial Supplement
First Quarter 2007

Consolidated GAAP Balance Sheets
(in thousands, except share data)

	Quarter Ended

	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005

Assets:
Cash and cash equivalents	$45,730	$21,744	$11,271	$6,946	$11,361	$32,583	$17,624	$15,092
Investments	575,635	558,336	564,631	542,908	549,859	543,307	575,220	574,236

Total cash and investments	621,365	580,080	575,902	549,854	561,220	575,890	592,844	589,328
Accrued investment income	6,740	6,503	6,422	6,051	5,997	5,917	5,262	5,805
DAC	31,813	28,454	24,548	21,250	17,543	14,032	10,306	6,357
VOBA	69,671	70,766	70,794	70,760	71,761	72,639	72,743	73,101
Other assets *	139,995	145,911	144,247	146,782	137,395	128,887	120,968	114,939

Total assets	$869,584	$831,714	$821,913	$794,697	$793,916	$797,365	$802,123	$789,530

Liabilities and shareholders’ equity:
Total policy and contract liabilities	$584,424	$572,364	$567,862	$560,569	$554,727	$547,894	$543,069	$537,593
Deferred income taxes	13,707	14,735	14,404	7,165	10,822	13,061	12,256	12,230
Other liabilities **	87,975	52,563	49,680	50,611	47,284	48,927	59,024	45,296

Total liabilities	686,106	639,662	631,946	618,345	612,833	609,882	614,349	595,119
Total shareholders’ equity	183,478	192,052	189,967	176,352	181,083	187,483	187,774	194,411

Total liabilities and shareholders’ equity	$869,584	$831,714	$821,913	$794,697	$793,916	$797,365	$802,123	$789,530

Book value per share:
Basic	$8.26	$8.65	$8.55	$7.94	$8.16	$8.47	$8.49	$8.81
Diluted	$8.26	$8.61	$8.55	$7.93	$8.16	$8.47	$8.49	$8.80

Book value per share: (excluding unrealized capital gains (losses), net of taxes)
Basic	$8.56	$8.96	$8.90	$8.80	$8.74	$8.70	$8.63	$8.59
Diluted	$8.56	$8.93	$8.90	$8.78	$8.74	$8.70	$8.63	$8.57

Ending shares outstanding:
Basic	22,214	22,212	22,209	22,207	22,201	22,126	22,106	22,072
Diluted ***	22,214	22,299	22,209	22,241	22,203	22,131	22,106	22,105

*	Other assets include reinsurance balances recoverable, real estate and equipment, federal income tax recoverable and other assets.

**	Other liabilities include accounts payable and accrued expenses, outstanding bank debt, and other miscellaneous liabilities.

***	Diluted shares were calculated using the treasury stock method.

KMG America Corporation
Quarterly Financial Supplement
First Quarter 2007

REPORTED SEGMENT QUARTERLY RESULTS - (Unaudited)
(in thousands, except percentages)

Worksite insurance business:	Quarter Ended

	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005

Insurance premiums, net of reinsurance	$29,194	$22,260	$23,703	$19,326	$18,507	$15,736	$15,106	$15,028
Net investment income	2,051	1,954	1,868	1,764	1,595	1,602	1,537	1,603
Commissions and fee income	—	—	—	—	—	—	—	—
Other income	161	259	41	50	46	42	40	41

Total revenues	31,406	24,473	25,612	21,140	20,148	17,380	16,683	16,672
Policyholder benefits	27,513	17,607	17,044	7,405	13,595	10,504	11,501	10,661
Insurance commissions, net of deferrals	2,683	2,216	1,902	1,563	1,521	1,015	848	801
Expenses, taxes, fees and depreciation	4,801	4,668	4,282	4,461	4,223	4,531	4,044	4,197
Amortization of DAC and VOBA (2)	1,615	270	1,139	526	778	831	1,113	894

Total benefits and expenses	36,612	24,761	24,367	13,955	20,117	16,881	17,506	16,553

Income (loss) before income taxes	$(5,206)	$(288)	$1,245	$7,185	$31	$499	$(823)	$119

Benefit ratio (3)	94.2%	79.1%	71.9%	38.3%	73.5%	66.8%	76.1%	70.9%

Segment assets	$179,721	$170,761	$167,949	$163,926	$168,693	$166,402	$167,107	$167,166

	Quarter Ended

Senior market insurance business:	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005

Insurance premiums, net of reinsurance	$10,778	$10,205	$9,901	$10,705	$10,675	$10,135	$10,376	$11,128
Net investment income	2,704	2,524	2,368	1,566	1,411	1,297	1,195	1,137
Commissions and fee income	—	—	—	—	—	—	—	—
Other income	780	786	826	760	809	747	732	799

Total revenues	14,262	13,515	13,095	13,031	12,895	12,179	12,303	13,064
Policyholder benefits	7,752	6,007	7,432	46,763	8,535	8,989	8,845	9,176
Insurance commissions, net of deferrals	1,380	1,267	1,253	1,269	1,367	1,240	1,294	1,472
Expenses, taxes, fees and depreciation	731	744	715	734	765	770	1,098	988
Amortization of DAC and VOBA (2)	327	(37)	648	504	472	150	(392)	425

Total benefits and expenses	10,190	7,981	10,048	49,270	11,139	11,149	10,845	12,061

Income before income taxes	$4,072	$5,534	$3,047	$(36,239)	$1,756	$1,030	$1,458	$1,003

Benefit ratio (3)	71.9%	58.9%	75.1%	436.8%	80.0%	88.7%	85.2%	82.5%

Segment assets	$264,624	$259,132	$255,013	$249,677	$201,603	$193,889	$185,675	$177,147

Refer to page 27 for footnote descriptions

KMG America Corporation
Quarterly Financial Supplement
First Quarter 2007

REPORTED SEGMENT QUARTERLY RESULTS - (Unaudited) (Continued)
(in thousands, except percentages)

	Quarter Ended

Acquired business:	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005

Insurance premiums, net of reinsurance	$(57)	$796	$631	$631	$629	$1,579	$941	$661
Net investment income	2,010	1,990	1,979	2,106	1,981	1,964	1,866	1,915
Commissions and fee income	—	—	—	—	—	—	—	—
Other income	16	16	16	23	16	18	20	18

Total revenues	1,969	2,802	2,626	2,760	2,626	3,561	2,827	2,594
Policyholder benefits	2,277	2,315	1,709	(29,793)	1,223	1,829	1,543	809
Insurance commissions, net of deferrals	89	90	91	91	94	99	98	103
Expenses, taxes, fees and depreciation	596	724	595	593	608	695	675	667
Amortization of DAC and VOBA (2)	140	(141)	(106)	125	(72)	(276)	(258)	(105)

Total benefits and expenses	3,102	2,988	2,289	(28,984)	1,853	2,347	2,058	1,474

Income (loss) before income taxes	$(1,133)	$(186)	$337	$31,744	$773	$1,214	$769	$1,120

Benefit ratio (3)	-3994.7%	290.8%	270.8%	-4721.6%	194.4%	115.8%	164.0%	122.4%

Segment assets	$159,761	$161,089	$163,274	$164,917	$201,880	$204,288	$207,229	$209,620

	Quarter Ended

Third party administration business:	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005

Insurance premiums, net of reinsurance	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	—	—	—	—	—	—	—	—
Commissions and fee income	4,119	4,044	3,924	4,025	4,134	3,502	3,696	3,583
Other income	—	—	—	—	—	—	—	—

Total revenues	4,119	4,044	3,924	4,025	4,134	3,502	3,696	3,583
Policyholder benefits	—	—	—	—	—	—	—	—
Insurance commissions, net of deferrals	—	—	—	—	—	—	—	—
Expenses, taxes, fees and depreciation	3,622	3,568	3,530	3,448	3,503	3,240	3,131	3,261
Amortization of DAC and VOBA (2)	—	—	—	—	—	—	—	—

Total benefits and expenses	3,622	3,568	3,530	3,448	3,503	3,240	3,131	3,261

Income before income taxes	$497	$476	$394	$577	$631	$262	$565	$322

Profit margin (7)	12.1%	11.8%	10.0%	14.3%	15.3%	7.5%	15.3%	9.0%

Segment assets	$8,549	$9,756	$6,689	$10,142	$10,063	$11,103	$10,327	$8,304

Refer to page 27 for footnote descriptions

KMG America Corporation
Quarterly Financial Supplement
First Quarter 2007

REPORTED SEGMENT QUARTERLY RESULTS - (Unaudited) (Continued)
(in thousands, except percentages)

	Quarter Ended

Corporate and other	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005

Insurance premiums, net of reinsurance	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	1,111	1,200	1,237	2,184	2,219	2,340	2,490	2,145
Commissions and fee income	49	107	94	92	85	50	78	88
Realized gains (losses)	(53)	1,115	7	(115)	211	34	278	19
Gain on unextinguished debt	—	1,021	—	—	—	—	—	—
Other income	102	208	391	90	115	89	407	121

Total revenues	1,209	3,651	1,729	2,251	2,630	2,513	3,253	2,373
Policyholder benefits	—	—	—	—	—	—	—	—
Insurance commissions, net of deferrals	—	—	—	—	—	—	—	—

Expenses, taxes, fees and depreciation	3,914	4,646	3,638	3,977	3,949	3,406	3,251	3,992
Amortization of DAC and VOBA (2)	—	—	—	—	—	—	—	—

Total benefits and expenses	3,914	4,646	3,638	3,977	3,949	3,406	3,251	3,992

Income (loss) before income taxes	$(2,705)	$(995)	$(1,909)	$(1,726)	$(1,319)	$(893)	$2	$(1,619)

Segment assets	$256,929	$230,975	$228,987	$206,034	$211,677	$221,683	$231,785	$227,294

Refer to page 27 for footnote descriptions

KMG America Corporation
Quarterly Financial Supplement
First Quarter 2007

REPORTED SEGMENT YEAR-TO-DATE RESULTS - (Unaudited)
(in thousands, except percentages)

	Year-to-Date

Worksite insurance business:	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005

Insurance premiums, net of reinsurance	$29,194	$83,796	$61,536	$37,833	$18,507	$60,528	$44,792	$29,686
Net investment income	2,051	7,181	5,227	3,359	1,595	6,524	4,922	3,385
Commissions and fee income	—	—	—	—	—	—	—	—
Other income	161	396	137	96	46	172	130	90

Total revenues	31,406	91,373	66,900	41,288	20,148	67,224	49,844	33,161
Policyholder benefits	27,513	55,651	38,044	21,000	13,595	43,556	33,052	21,551
Insurance commissions, net of deferrals	2,683	7,202	4,986	3,084	1,521	3,742	2,727	1,879
Expenses, taxes, fees and depreciation	4,801	17,634	12,966	8,684	4,223	16,327	11,796	7,752
Amortization of DAC and VOBA (2)	1,615	2,713	2,443	1,304	778	3,658	2,827	1,714

Total benefits and expenses	36,612	83,200	58,439	34,072	20,117	67,283	50,402	32,896

Income (loss) before income taxes	$(5,206)	$8,173	$8,461	$7,216	$31	$(59)	$(558)	$265

Benefit ratio (3)	94.2%	66.4%	61.8%	55.5%	73.5%	72.0%	73.8%	72.6%

Segment assets	$179,721	$170,761	$167,949	$163,926	$168,693	$166,402	$167,107	$167,166

	Year-to-Date

Senior market insurance business:	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005

Insurance premiums, net of reinsurance	$10,778	$41,486	$31,281	$21,380	$10,675	$42,240	$32,105	$21,729
Net investment income	2,704	7,869	5,345	2,977	1,411	4,641	3,344	2,149
Commissions and fee income	—	—	—	—	—	—	—	—
Other income	780	3,181	2,395	1,569	809	2,935	2,188	1,456

Total revenues	14,262	52,536	39,021	25,926	12,895	49,816	37,637	25,334
Policyholder benefits	7,752	68,737	62,730	55,298	8,535	35,355	26,366	17,521
Insurance commissions, net of deferrals	1,380	5,156	3,889	2,636	1,367	5,495	4,255	2,961
Expenses, taxes, fees and depreciation	731	2,958	2,214	1,499	765	3,995	3,225	2,127
Amortization of DAC and VOBA (2)	327	1,587	1,624	976	472	554	404	796

Total benefits and expenses	10,190	78,438	70,457	60,409	11,139	45,399	34,250	23,405

Income (loss) before income taxes	$4,072	$(25,902)	$(31,436)	$(34,483)	$1,756	$4,417	$3,387	$1,929

Benefit ratio (3)	71.9%	165.7%	200.5%	258.6%	80.0%	83.7%	82.1%	80.6%

Segment assets	$264,624	$259,132	$255,013	$249,677	$201,603	$193,889	$185,675	$177,147

Refer to page 27 for footnote descriptions

KMG America Corporation
Quarterly Financial Supplement
First Quarter 2007

REPORTED SEGMENT YEAR-TO-DATE RESULTS - (Unaudited) (Continued)
(in thousands, except percentages)

	Year-to-Date

Acquired business:	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005

Insurance premiums, net of reinsurance	$(57)	$2,687	$1,891	$1,260	$629	$4,119	$2,540	$1,599
Net investment income	2,010	8,056	6,066	4,087	1,981	7,808	5,844	3,978
Commissions and fee income	—	—	—	—	—	—	—	—
Other income	16	71	55	39	16	69	51	31

Total revenues	1,969	10,814	8,012	5,386	2,626	11,996	8,435	5,608
Policyholder benefits	2,277	(24,546)	(26,861)	(28,570)	1,223	5,376	3,547	2,004
Insurance commissions, net of deferrals	89	366	276	185	94	399	300	202
Expenses, taxes, fees and depreciation	596	2,520	1,796	1,201	608	2,741	2,046	1,371
Amortization of DAC and VOBA (2)	140	(194)	(53)	53	(72)	(744)	(468)	(210)

Total benefits and expenses	3,102	(21,854)	(24,842)	(27,131)	1,853	7,772	5,425	3,367

Income (loss) before income taxes	$(1,133)	$32,668	$32,854	$32,517	$773	$4,224	$3,010	$2,241

Benefit ratio (3)	-3994.7%	-913.5%	-1420.5%	-2267.5%	194.4%	130.5%	139.6%	125.3%

Segment assets	$159,761	$161,089	$163,274	$164,917	$201,880	$204,288	$207,229	$209,620

	Year-to-Date

Third party administration business:	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005

Insurance premiums, net of reinsurance	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	—	—	—	—	—	—	—	—
Commissions and fee income	4,119	16,127	12,083	8,159	4,134	14,264	10,762	7,066
Other income	—	—	—	—	—	—	—	—

Total revenues	4,119	16,127	12,083	8,159	4,134	14,264	10,762	7,066
Policyholder benefits	—	—	—	—	—	—	—	—
Insurance commissions, net of deferrals	—	—	—	—	—	—	—	—
Expenses, taxes, fees and depreciation	3,622	14,049	10,481	6,951	3,503	12,838	9,598	6,467
Amortization of DAC and VOBA (2)	—	—	—	—	—	—	—	—

Total benefits and expenses	3,622	14,049	10,481	6,951	3,503	12,838	9,598	6,467

Income before income taxes	$497	$2,078	$1,602	$1,208	$631	$1,426	$1,164	$599

Profit margin (6)	12.1%	12.9%	13.3%	14.8%	15.3%	10.0%	10.8%	8.5%

Segment assets	$8,549	$9,756	$6,689	$10,142	$10,063	$11,103	$10,327	$8,304

Refer to page 27 for footnote descriptions

KMG America Corporation
Quarterly Financial Supplement
First Quarter 2007

REPORTED SEGMENT YEAR-TO-DATE RESULTS - (Unaudited) (Continued)
(in thousands, except percentages)

	Year-to-Date

Corporate and other	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005

Insurance premiums, net of reinsurance	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	1,111	6,840	5,640	4,403	2,219	8,772	6,432	3,942
Commissions and fee income	49	378	271	177	85	301	251	173
Realized gains (losses)	(53)	1,218	103	96	211	358	324	46
Gain on extinguishment of debt	—	1,021	—	—	—	—	—	—
Other income	102	804	596	205	115	688	599	192

Total revenues	1,209	10,261	6,610	4,881	2,630	10,119	7,606	4,353
Policyholder benefits	—	—	—	—	—	—	—	—
Insurance commissions, net of deferrals	—	—	—	—	—	—	—	—
Expenses, taxes, fees and depreciation	3,914	16,210	11,564	7,926	3,949	13,519	10,113	6,862
Amortization of DAC and VOBA (2)	—	—	—	—	—	—	—	—

Total benefits and expenses	3,914	16,210	11,564	7,926	3,949	13,519	10,113	6,862

Income (loss) before income taxes	$(2,705)	$(5,949)	$(4,954)	$(3,045)	$(1,319)	$(3,400)	$(2,507)	$(2,509)

Segment assets	$256,929	$230,975	$228,987	$206,034	$211,677	$221,683	$231,785	$227,294

Refer to page 27 for footnote descriptions

KMG America Corporation
Quarterly Financial Supplement
First Quarter 2007

SALES - ISSUED NEW ANNUALIZED PREMIUMS (Unaudited)
(in thousands)

	Quarter Ended

	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005

Worksite insurance segment - Kanawha Legacy
Life	$834	$1,088	$448	$623	$402	$448	$709	$677
Cancer	466	487	360	441	486	504	542	430
Disability income	528	790	545	633	633	1,249	821	933
Other A&H	362	1,113	263	276	210	1,098	328	315

Total worksite - Kanawha Legacy	2,190	3,478	1,616	1,973	1,731	3,299	2,400	2,355

Worksite insurance segment - New Large Case Activity

Core Group Products:
Life	$1,726	$58	$339	$180	$1,151	$—	$—	$—
Stop loss	27,099	4,626	5,502	5,487	12,776	4,124	2,993	1,128
Disability income	1,353	3	269	40	149	—	—	—
Other A&H	—	—	—	—	—	—	—	—
Voluntary Benefit Products:
Life *	338	2,026	5,519	935	122	167	219	9
Cancer	59	260	20	64	41	125	18	80
Disability income	821	899	695	1,165	1,278	1,331	836	591
Other A&H	237	516	443	365	336	244	299	1

Total worksite - New Large Case Activity	31,633	8,387	12,787	8,236	15,853	5,991	4,365	1,809

Other Kanawha legacy sales
Long term care	43	45	60	52	303	260	360	549

Total sales	$33,866	$11,910	$14,463	$10,261	$17,887	$9,550	$7,125	$4,713

* Life sales for the third quarter 2006 include $5.3 million of annualized premium related to a small block acquisition (primarily voluntary term life policies).

KMG America Corporation
Quarterly Financial Supplement
First Quarter 2007

SALES - ISSUED NEW ANNUALIZED PREMIUMS (Unaudited)
($ in thousands)

	Year-to-Date

	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005

Worksite insurance segment - Kanawha Legacy
Life	$834	$2,561	$1,473	$1,025	$402	$2,453	$2,005	$1,296
Cancer	466	1,774	1,287	927	486	1,984	1,480	938
Disability income	528	2,601	1,811	1,266	633	4,314	3,065	2,244
Other A&H	362	1,862	749	486	210	2,400	1,302	974

Total worksite - Kanawha Legacy	2,190	8,798	5,320	3,704	1,731	11,151	7,852	5,452

Worksite insurance segment - New Large Case Activity

Core Group Products:
Life	$1,726	$1,728	$1,670	$1,331	$1,151	$—	$—	$—
Stop loss	27,099	28,391	23,765	18,263	12,776	8,245	4,121	1,128
Disability income	1,353	461	458	189	149	—	—	—
Other A&H	—	—	—	—	—	—	—	—
Voluntary Benefit Products:
Life *	338	8,602	6,576	1,057	122	395	228	9
Cancer	59	385	125	105	41	223	98	80
Disability income	821	4,037	3,138	2,443	1,278	2,758	1,427	591
Other A&H	237	1,660	1,144	701	336	544	300	1

Total worksite - New Large Case Activity	31,633	45,263	36,876	24,089	15,853	12,165	6,174	1,809

Other Kanawha legacy sales
Long term care	43	460	415	355	303	1,616	1,356	996

Total sales	$33,866	$54,522	$42,611	$28,148	$17,887	$24,932	$15,382	$8,257

* Life sales for the nine and twelve months year-to-date 2006 include $5.3 million of annualized premium related to a small block acquisition (primarily voluntary term life policies).

KMG America Corporation
Quarterly Financial Supplement
First Quarter 2007

List of footnote references:

(1)

Operating income is a non-GAAP measure, and is defined as net income excluding realized investment gains (losses), except for realized investment gains (losses) that are directly offset by executive deferred compensation expenses, net of taxes.

(2)	DAC: deferred acquisition costs; VOBA: value of business acquired.

(3)	Benefit ratio is defined as total policyholder benefits divided by total net premiums.

(4)	Expense ratio is defined as commissions, expenses and amortization of DAC/VOBA (on an operating income basis) divided by earned premiums plus commissions/fees.

(5)	Average portfolio yield is defined as net investment income divided by average invested assets, excluding the impact of unrealized gains (losses) plus average cash and equivalents.

(6)	Average cash/equivalents and short term assets include the portion of initial public offering proceeds that are invested in cash or fixed maturity securities maturing in less than two years.

(7)	Profit margin is defined as pretax income divided by commissions/fees.

KMG America Corporation
Quarterly Financial Supplement
First Quarter 2007

APPENDIX – SEGMENT PRO FORMA RESULTS

Rationale for pro forma segment analysis

To supplement the financial statements presented on a GAAP basis, the Company has presented quarterly segment results on a pro forma basis, which is a non-GAAP measure. The second quarter 2006 reported segment results were impacted by the reallocation of portions of policy reserves and corresponding investment income between the Kanawha legacy reporting segments. When KMG America acquired Kanawha in December of 2004, an additional provision for adverse deviations related to all legacy business was added to policy reserves, and allocated primarily to the acquired business segment and a smaller amount to the life products included in the legacy portion of the worksite insurance business segment. Given the discontinuation of long term care sales activity combined with the uncertainty in the amount and timing in obtaining approvals for rate increases for long term care policies from state insurance regulators, the company has deemed it appropriate to reallocate much more of the initial provision for adverse deviations to the senior segment. The triggering event for implementing this reallocation of policy reserves as of June 30, 2006, was the implementation of the final reserve methodology which replaced the preliminary reserve methodology that had been in use since inception.

The result of the reallocation of reserves between Kanawha legacy segments was to increase reserves by $37.5 million in the senior segment, offset by reduced reserves of $31.2 million in the acquired segment and $6.3 million in the legacy portion of the worksite segment as of June 30, 2006. There was no impact to overall policy reserves or to reported earnings to date.

This reallocation of reserves between the Kanawha legacy segments distorts the second quarter 2006 reported policyholder benefits and the resulting reported benefit ratios by segment. To provide a meaningful period-over-period comparison by reporting segment, policy reserves and investment income contained in the segment results over the prior quarters have been reclassified on a pro forma basis in the attached financial tables and are also reflected in the subsequent discussion of segment results above.

A reconciliation of the non-GAAP pro forma adjustments is presented on pages 32-33.

KMG America Corporation
Quarterly Financial Supplement
First Quarter 2007

PRO FORMA SEGMENT QUARTERLY OPERATING RESULTS (Unaudited)
(in thousands, except percentages)

Worksite - Kanawha Legacy:	Quarter Ended

	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005

Insurance premiums, net of reinsurance	$13,345	$13,447	$13,869	$14,159	$13,972	$13,912	$14,097	$14,932
Net investment income	2,051	1,954	1,868	1,876	1,739	1,732	1,715	1,654
Commissions and fee income	—	—	—	—	—	—	—	—
Other income	53	50	41	50	46	42	40	41

Total revenues	15,449	15,451	15,778	16,085	15,757	15,686	15,852	16,627
Policyholder benefits	10,140	9,270	9,240	9,964	10,241	9,327	10,838	10,551
Insurance commissions, net of deferrals	1,043	953	949	854	882	833	745	787
Expenses, taxes, fees and depreciation	2,361	2,269	2,113	2,323	2,271	2,539	2,414	2,503
Amortization of DAC and VOBA (2)	1,014	(21)	809	332	584	766	992	894

Total benefits and expenses	14,558	12,471	13,111	13,473	13,978	13,465	14,989	14,735

Income before income taxes	891	2,980	2,667	2,612	1,779	2,221	863	1,892
(Provision) for income taxes	(312)	(1,043)	(933)	(914)	(623)	(777)	(302)	(662)

Operating income after tax	$579	$1,937	$1,734	$1,698	$1,156	$1,444	$561	$1,230

Benefit ratio (3)	76.0%	68.9%	66.6%	70.4%	73.3%	67.0%	76.9%	70.7%

Segment assets	$153,789	$155,017	$156,015	$156,794	$157,983	$160,712	$161,457	$161,556

Worksite - New Large Case Activity	Quarter Ended

	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005

Insurance premiums, net of reinsurance	$15,849	$8,813	$9,834	$5,167	$4,535	$1,824	$1,009	$96
Net investment income	—	—	—	—	—	—	—	—
Commissions and fee income	—	—	—	—	—	—	—	—
Other income	108	209	—	—	—	—	—	—

Total revenues	15,957	9,022	9,834	5,167	4,535	1,824	1,009	96
Policyholder benefits	17,373	8,337	7,804	3,413	3,072	1,137	623	70
Insurance commissions, net of deferrals	1,640	1,263	953	709	639	182	103	14
Expenses, taxes, fees and depreciation	2,440	2,399	2,169	2,138	1,952	1,992	1,630	1,694
Amortization of DAC and VOBA (2)	601	291	330	194	194	65	121	—

Total benefits and expenses	22,054	12,290	11,256	6,454	5,857	3,376	2,477	1,778

Income (loss) before income taxes	(6,097)	(3,268)	(1,422)	(1,287)	(1,322)	(1,552)	(1,468)	(1,682)
(Provision) for income taxes	2,134	1,144	498	450	463	543	514	589

Operating income (loss) after tax	$(3,963)	$(2,124)	$(924)	$(837)	$(859)	$(1,009)	$(954)	$(1,093)

Benefit ratio (3)	109.6%	94.6%	79.4%	66.1%	67.7%	62.3%	61.7%	72.9%

Segment assets	$25,932	$15,744	$11,934	$7,132	$4,738	$—	$—	$—

Refer to page 27 for footnote descriptions

KMG America Corporation
Quarterly Financial Supplement
First Quarter 2007

PRO FORMA SEGMENT QUARTERLY OPERATING RESULTS (Unaudited) - Continued
(in thousands, except percentages)

Senior market insurance business:	Quarter Ended

	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005

Insurance premiums, net of reinsurance	$10,778	$10,205	$9,901	$10,705	$10,675	$10,135	$10,376	$11,128
Net investment income	2,704	2,524	2,368	2,272	2,050	1,922	1,781	1,599
Commissions and fee income	—	—	—	—	—	—	—	—
Other income	780	786	826	760	809	747	732	799

Total revenues	14,262	13,515	13,095	13,737	13,534	12,804	12,889	13,526
Policyholder benefits	7,752	6,007	7,432	8,381	7,641	8,482	8,339	8,670
Insurance commissions, net of deferrals	1,380	1,267	1,253	1,269	1,367	1,240	1,294	1,472
Expenses, taxes, fees and depreciation	731	744	715	734	765	770	1,098	988
Amortization of DAC and VOBA (2)	327	(37)	648	504	472	150	(392)	425

Total benefits and expenses	10,190	7,981	10,048	10,888	10,245	10,642	10,339	11,555

Income before income taxes	4,072	5,534	3,047	2,849	3,289	2,162	2,550	1,971
(Provision) for income taxes	(1,425)	(1,937)	(1,066)	(997)	(1,151)	(757)	(893)	(690)

Operating income after tax	$2,647	$3,597	$1,981	$1,852	$2,138	$1,405	$1,658	$1,281

Benefit ratio (3)	71.9%	58.9%	75.1%	78.3%	71.6%	83.7%	80.4%	77.9%

Segment assets	$264,624	$259,132	$255,013	$249,677	$239,985	$233,165	$225,457	$217,435

Acquired business:	Quarter Ended

	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005

Insurance premiums, net of reinsurance	$(57)	$796	$631	$631	$629	$1,579	$941	$661
Net investment income	2,010	1,990	1,979	2,089	1,955	1,983	1,978	1,924
Commissions and fee income	—	—	—	—	—	—	—	—
Other income	16	16	16	23	16	18	20	18

Total revenues	1,969	2,802	2,626	2,743	2,600	3,580	2,939	2,603
Policyholder benefits	2,277	2,315	1,709	2,617	2,399	2,376	2,089	1,355
Insurance commissions, net of deferrals	89	90	91	91	94	99	98	103
Expenses, taxes, fees and depreciation	596	724	595	593	608	695	675	667
Amortization of DAC and VOBA (2)	140	(141)	(106)	125	(72)	(276)	(258)	(105)

Total benefits and expenses	3,102	2,988	2,289	3,426	3,029	2,894	2,604	2,020

Income (loss) before income taxes	(1,133)	(186)	337	(683)	(429)	686	335	583
(Provision) for income taxes	397	65	(118)	239	150	(240)	(117)	(204)

Operating income (loss) after tax	$(736)	$(121)	$219	$(444)	$(279)	$446	$218	$379

Benefit ratio (3)	-3994.7%	290.8%	270.8%	414.7%	381.4%	150.5%	222.0%	205.0%

Segment assets	$159,761	$161,089	$163,274	$164,917	$169,470	$170,702	$173,097	$174,942

Refer to page 27 for footnote descriptions

KMG America Corporation
Quarterly Financial Supplement
First Quarter 2007

PRO FORMA SEGMENT QUARTERLY OPERATING RESULTS (Unaudited) - Continued
(in thousands, except percentages)

Corporate and other:	Quarter Ended

	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005

Insurance premiums, net of reinsurance	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	1,111	1,200	1,237	1,383	1,462	1,566	1,614	1,623
Commissions and fee income	49	107	94	92	85	50	78	88
Gain on extinguishment of debt (KMG new activity)	—	1,021	—	—	—	—	—	—
Other income	102	208	391	90	115	89	407	121

Total revenues	1,262	2,536	1,722	1,565	1,662	1,705	2,099	1,832
Policyholder benefits	—	—	—	—	—	—	—	—
Insurance commissions, net of deferrals	—	—	—	—	—	—	—	—
Expenses, taxes, fees and depreciation
Kanawha legacy	1,416	1,459	1,566	1,472	1,450	1,427	1,191	1,659
KMG new activity	2,440	2,923	1,891	2,566	2,302	1,866	1,919	2,333
Amortization of DAC and VOBA (2)	—	—	—	—	—	—	—	—

Total benefits and expenses	3,856	4,382	3,457	4,038	3,752	3,293	3,110	3,992

Income before income taxes	(2,594)	(1,846)	(1,735)	(2,473)	(2,090)	(1,588)	(1,011)	(2,160)
(Provision) for income taxes	(5,621)	635	609	881	752	594	410	856

Operating income after tax	$(8,215)	$(1,211)	$(1,126)	$(1,592)	$(1,338)	$(994)	$(601)	$(1,304)

Segment assets	$256,929	$230,975	$228,987	$206,034	$211,677	$221,683	$231,785	$227,294

Refer to page 27 for footnote descriptions

KMG America Corporation
Quarterly Financial Supplement
First Quarter 2007

KMG America Corporation
Reconciliation of Pro Forma Operating Income, Consolidated Statements of Income, and Segment Assets (Unaudited)
(in thousands)

Worksite insurance business:	Quarter Ended

	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005

(loss) Income before taxes as reported in GAAP financial statements	$(5,206)	$(288)	$1,245	$7,185	$31	$499	$(823)	$119

Pro forma adjustments:
Reallocation of investment income	—	—	—	112	144	130	178	51
Reallocation of policy reserves	—	—	—	(5,972)	282	40	40	40

Subtotal	(5,206)	(288)	1,245	1,325	457	669	(605)	210
less portion of Worksite attributed to new large case activity:	(6,097)	(3,268)	(1,422)	(1,287)	(1,322)	(1,552)	(1,468)	(1,682)

Pro forma income before taxes	891	2,980	2,667	2,612	1,779	2,221	863	1,892
Taxes @ 35%	(312)	(1,043)	(933)	(914)	(623)	(777)	(302)	(662)

Pro forma operating income after taxes - Worksite legacy	$579	$1,937	$1,734	$1,698	$1,156	$1,444	$561	$1,230

Assets as reported in GAAP financial statements	$179,721	$170,761	$167,949	$163,926	$168,693	$166,402	$167,107	$167,166

Reallocation of assets	—	—	—	—	(5,972)	(5,690)	(5,650)	(5,610)
less portion of Worksite attributed to new large case activity:	(25,932)	(15,744)	(11,934)	(7,132)	(4,738)	—	—	—

Pro forma assets - Worksite legacy business	$153,789	$155,017	$156,015	$156,794	$157,983	$160,712	$161,457	$161,556

Senior market insurance business:	Quarter Ended

	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005

(loss) Income before taxes as reported in GAAP financial statements	$4,072	$5,534	$3,047	$(36,239)	$1,756	$1,030	$1,458	$1,003

Pro forma adjustments:
Reallocation of investment income	—	—	—	706	639	625	586	462
Reallocation of policy reserves	—	—	—	38,382	894	507	506	506

Pro forma income before taxes	4,072	5,534	3,047	2,849	3,289	2,162	2,550	1,971
Taxes @ 35%	(1,425)	(1,937)	(1,066)	(997)	(1,151)	(757)	(893)	(690)

Pro forma operating income after taxes	$2,647	$3,597	$1,981	$1,852	$2,138	$1,405	$1,658	$1,281

Assets as reported in GAAP financial statements	$264,624	$259,132	$255,013	$249,677	$201,603	$193,889	$185,675	$177,147

Reallocation of assets	—	—	—	—	38,382	39,276	39,782	40,288

Pro forrma assets	$264,624	$259,132	$255,013	$249,677	$239,985	$233,165	$225,457	$217,435

Note: Pro forma reconciling adjustments reflect the reclassification of policy reserves, assets and corresponding investment income between the Kanawha legacy reporting segments that relate to the implementation of the final purchase GAAP reserves as if the implementation occurred as of December 31, 2004. The reclassifications by segment did not impact total company results.

KMG America Corporation
Quarterly Financial Supplement
First Quarter 2007

KMG America Corporation
Reconciliation of Pro Forma Operating Income, Consolidated Statements of Income, and Segment Assets (Unaudited) - Continued
(in thousands)

Acquired insurance business:	Quarter Ended

	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005

(loss) Income before taxes as reported in GAAP financial statements	$(1,133)	$(186)	$337	$31,744	$773	$1,214	$769	$1,120

Pro forma adjustments:
Reallocation of investment income	—	—	—	(17)	(26)	19	112	9
Reallocation of policy reserves	—	—	—	(32,410)	(1,176)	(547)	(546)	(546)

Pro forma income before taxes	(1,133)	(186)	337	(683)	(429)	686	335	583
Taxes @ 35%	397	65	(118)	239	150	(240)	(117)	(204)

Pro forma operating income (loss) after taxes	$(736)	$(121)	$219	$(444)	$(279)	$446	$218	$379

Assets as reported in GAAP financial statements	$159,761	$161,089	$163,274	$164,917	$201,880	$204,288	$207,229	$209,620

Reallocation of assets	—	—	—	—	(32,410)	(33,586)	(34,132)	(34,678)

Pro forrma assets	$159,761	$161,089	$163,274	$164,917	$169,470	$170,702	$173,097	$174,942

Corporate and Other:	Quarter Ended

	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005

(loss) Income before taxes as reported in GAAP financial statements	$(2,705)	$(995)	$(1,909)	$(1,726)	$(1,319)	$(893)	$2	$(1,619)

Reconciliation to pro forma operating income:
Exclude realized gains (losses)	53	(1,115)	(7)	115	(211)	(34)	(278)	(19)
Exclude offsetting deferred compensation expense *	58	264	181	(61)	197	113	141	0
Reallocation of investment income	—	—	—	(801)	(757)	(774)	(876)	(522)

Pro forma income before taxes	(2,594)	(1,846)	(1,735)	(2,473)	(2,090)	(1,588)	(1,011)	(2,160)
Taxes	(5,621)	635	609	881	752	594	410	856

Pro forma operating income (loss) after taxes	$(8,215)	$(1,211)	$(1,126)	$(1,592)	$(1,338)	$(994)	$(601)	$(1,304)

*    Offsetting expense for realized gains(losses) related to executive deferred compensation trading activity

Note: Pro forma reconciling adjustments reflect the reclassification of policy reserves, assets and corresponding investment income between the Kanawha legacy reporting segments that relate to the implementation of the final purchase GAAP reserves as if the implementation occurred as of December 31, 2004. The reclassifications by segment did not impact total company results.